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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): September 8, 2005

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                         AMCOL INTERNATIONAL CORPORATION
             (Exact name of registrant as specified in its charter)

            Delaware                    0-15661                36-0724340
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  State of Other Jurisdiction          Commission            I.R.S. Employer
        of Incorporation              File Number         Identification Number

              One North Arlington, 1500 West Shure Drive, Suite 500
                        Arlington Heights, IL 60004-7803
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (847) 394-8730

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 3.01     NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING
              RULE OR STANDARD.

      The Commentary to Section 303A.03 of the New York Stock Exchange ("NYSE") Listed Company Manual requires each listed company to disclose in its proxy statement the procedure by which a presiding director is selected at executive sessions of non-management directors. On September 8, 2005, the NYSE notified counsel for AMCOL International Corporation (the "Company") that the Company failed to identify the procedure by which the director who will preside at the regularly scheduled executive sessions of non-management directors is chosen in its proxy statement dated April 11, 2005. Pursuant to the Company's Corporate Governance Guidelines, the director who will preside at any such executive session will rotate and will be the Chairman of the Audit, Compensation, Nominating and Governance, and Executive Committees in the first, second, third and fourth calendar quarter of each year respectively. Our Corporate Governance Guidelines and additional information regarding our corporate governance are posted on our website at www.amcol.com.

      On September 8, 2005, the NYSE advised the Company of alternative methods for curing the non-compliance, including the filing of an 8-K with the required disclosure. Although the Company does not believe that its failure to specify in its proxy statement the procedure by which a presiding director is chosen to preside at executive sessions of non-management directors is material, the Company is correcting its noncompliance by filing this Current Report on a Form 8-K with the Securities and Exchange Commission.

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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                AMCOL INTERNATIONAL CORPORATION

      Date: September 12, 2005                  By:   /s/   Gary L. Castagna
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                                                      Gary L. Castagna
                                                      Senior Vice President and
                                                      Chief Financial Officer